Exhibit 99.1 U.S. Utilities | Oncor Allen Nye, CEO Oncor March 27, 2019Exhibit 99.1 U.S. Utilities | Oncor Allen Nye, CEO Oncor March 27, 2019

Oncor | Company Overview

Overview

Strategic View

- Invests in long-lived assets; wires only; T+D risk profile; no commodity, generation or retail customer exposure
- Goal of becoming the premier electric delivery company in the U.S.

Company Snapshot

- ~16,000 miles of transmission lines; ~121,000 miles of distribution lines
- ~3.6M meters[1]; territory serving population of ~10M[1]; total rate base of $12.6B[2]
- Deployment of smart grid across system in process; year 4 of 10
- Lowest delivery rates of any investor-owned utility in Texas[3]

Safety + Reliability

- Safety | Currently top-decile performance in lost time injury rates + DARTs[4]
- Reliability | Investments should drive Oncor to top-quartile performance in industry by 2022[4]

Service Territory



El Paso
Midland/Odessa
Dallas
Tyler
Waco
Austin
San Antonio
Houston
Oncor Service Territory
InfraREIT Transmission Infrastructure (5)

- Cities | ~400
- Counties | 113
- Service Territory | 54,000 sq. mi.

Oncor's goal is to be the premier electric delivery company in the U.S.

1) As of 12/31/18.
2) Year-end rate base represents 100% of Oncor, excludes CWIP and is off-balance sheet for Sempra Energy. Rate base projections do not include anticipated impacts from Oncor's potential acquisition of InfraREIT. Actual results may differ materially.
3) As of March 1, 2019, based on 1,300 kWh monthly usage.
4) Oncor data set includes two peer groups: 1.) Texas IOUs; 2.) IOUs with greater than 2M customers.
5) Image is drawn for illustrative purposes only. Transactions are subject to customary closing conditions and consents, including the approval by the Public Utility Commission of Texas ("PUCT").

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Oncor | Macro Drivers – Texas Market

Service Territory Overview

- 10th largest economy in the world | 2nd largest economy in the U.S.[1]
- 1,000+ substations, 137,000+ miles of combined T&D lines



Dallas
Tyler
Midland/ Odessa
Waco
El Paso
Austin
San Antonio
Houston
Oncor Service Territory

Leading premise growth, diverse service territory and demand for new generation result in potential investment opportunities

1) Bureau of Economic Analysis (BEA) "Bearfacts" (March 2018) and International Monetary Fund (IMF) Data Mapper, utilizing World Economic Outlook Data (April 2018).

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Oncor | Macro Drivers – Texas Market

Service Territory Overview

- 10th largest economy in the world | 2nd largest economy in the U.S.[1]
- 1,000+ substations, 137,000+ miles of combined T&D lines

Population Growth

- 2% premise growth; 1.5% load growth; Texas growing by 1,000 people per day[2]
- Dallas | Ft. Worth is the largest growing metropolitan area in the nation[3]
- Oncor serves 4 of top 10 fastest growing counties in the U.S.[3]; 6 of the top fastest growing cities in the U.S.[4]
- Record 70,000+ premises connected in 2018; projecting another record year in 2019



Dallas/Fort Worth, Plano, Irving Arlington
Dallas
Tyler
Midland/ Odessa
El Paso
Waco
Round Rock
Austin
San Antonio
Houston
High Growth County/City
Oncor Service Territory

Leading premise growth, diverse service territory and demand for new generation result in potential investment opportunities

1) Bureau of Economic Analysis (BEA) "Bearfacts" (March 2018) and International Monetary Fund (IMF) Data Mapper, utilizing World Economic Outlook Data (April 2018).
2) Dallas Morning News.
3) U.S. Census Data, Mar-2018.
4) Forbes.

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Oncor | Macro Drivers – Texas Market

Service Territory Overview

- 10th largest economy in the world | 2nd largest economy in the U.S.[1]
- 1,000+ substations, 137,000+ miles of combined T&D lines

Population Growth

- 2% premise growth; 1.5% load growth; Texas growing by 1,000 people per day[2]
- Dallas | Ft. Worth is the largest growing metropolitan area in the nation[3]
- Oncor serves 4 of top 10 fastest growing counties in the U.S.[3]; 6 of the top fastest growing cities in the U.S.[4]
- Record 70,000+ premises connected in 2018; projecting another record year in 2019

Proliferation of Renewables

- ~98,000 MW (~37,000 MW wind, ~47,000 MW solar, ~11,000 MW gas, ~3,000 MW storage) currently under study at ERCOT[5]
- ~4,300 MW of interconnection requests for new renewable capacity in the Panhandle region[5]



Midland/ Odessa
El Paso
Dallas/Fort Worth, Plano, Irving Arlington
Dallas
Tyler
Waco
Round Rock
Austin
San Antonio
Houston
ERCOT Interconnection Requests
Natural Gas
Wind
Solar
High Growth County/City
Oncor Service Territory

Leading premise growth, diverse service territory and demand for new generation result in potential investment opportunities

1) Bureau of Economic Analysis (BEA) "Bearfacts" (March 2018) and International Monetary Fund (IMF) Data Mapper, utilizing World Economic Outlook Data (April 2018).
2) Dallas Morning News.
3) U.S. Census Data, Mar-2018.
4) Forbes.
5) ERCOT: Monthly Generator Interconnection Status Report – February 2019.

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Oncor | Macro Drivers – Texas Market

Service Territory Overview

- 10th largest economy in the world | 2nd largest economy in the U.S.[1]
- 1,000+ substations, 137,000+ miles of combined T&D lines

Population Growth

- 2% premise growth; 1.5% load growth; Texas growing by 1,000 people per day[2]
- Dallas | Ft. Worth is the largest growing metropolitan area in the nation[3]
- Oncor serves 4 of top 10 fastest growing counties in the U.S.[3]; 6 of the top fastest growing cities in the U.S.[4]
- Record 70,000+ premises connected in 2018; projecting another record year in 2019

Proliferation of Renewables

- ~98,000 MW (~37,000 MW wind, ~47,000 MW solar, ~11,000 MW gas, ~3,000 MW storage) currently under study at ERCOT[5]
- ~4,300 MW of interconnection requests for new renewable capacity in the Panhandle region[5]

Permian Basin

- Breakeven prices have fallen to $22-$26 per barrel in many areas of the Basin[6]
- 40% West Texas load growth expected by 2022[7]
- Midland County unemployment is 2.1%[8]



Dallas/Fort Worth, Plano, Irving Arlington
Dallas
Tyler
Midland/ Odessa
El Paso
Waco
Round Rock
Austin
San Antonio
Houston
ERCOT Interconnection Requests
Natural Gas
Wind
Solar
Permian Basin
High Growth County/City
Oncor Service Territory

Leading premise growth, diverse service territory and demand for new generation result in potential investment opportunities

1) Bureau of Economic Analysis (BEA) "Bearfacts" (March 2018) and International Monetary Fund (IMF) Data Mapper, utilizing World Economic Outlook Data (April 2018).
2) Dallas Morning News.
3) U.S. Census Data, Mar-2018.
4) Forbes.
5) ERCOT: Monthly Generator Interconnection Status Report – February,, 2019.
6) Axios Generate.
7) ERCOT January 2019 Load Forecast.
8) Federal Reserve Bank of St. Louis.

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Oncor | Macro Drivers – Texas Market

Service Territory Overview

- 10th largest economy in the world | 2nd largest economy in the U.S.[1]
- 1,000+ substations, 137,000+ miles of combined T&D lines

Population Growth

- 2% premise growth; 1.5% load growth; Texas growing by 1,000 people per day[2]
- Dallas | Ft. Worth is the largest growing metropolitan area in the nation[3]
- Oncor serves 4 of top 10 fastest growing counties in the U.S.[3]; 6 of the top fastest growing cities in the U.S.[4]
- Record 70,000+ premises connected in 2018; projecting another record year in 2019

Proliferation of Renewables

- ~98,000 MW (~37,000 MW wind, ~47,000 MW solar, ~11,000 MW gas, ~3,000 MW storage) currently under study at ERCOT[5]
- ~4,300 MW of interconnection requests for new renewable capacity in the Panhandle region[5]

Permian Basin

- Breakeven prices have fallen to $22-$26 per barrel in many areas of the Basin[6]
- 40% West Texas load growth expected by 2022[7]
- Midland County unemployment is 2.1%[8]



El Paso
Midland/
Odessa
Dallas/Fort Worth,
Plano, Irving
Arlington
Dallas
Tyler
Waco
Round
Rock
Austin
San Antonio
Houston
ERCOT Interconnection Requests
Natural Gas
Wind
Solar
Permian Basin
High Growth County/City
Oncor Service Territory
InfraREIT & Sharyland Transmission (9)

Leading premise growth, diverse service territory and demand for new generation result in potential investment opportunities

1) Bureau of Economic Analysis (BEA) "Bearfacts" (March 2018) and International Monetary Fund (IMF) Data Mapper, utilizing World Economic Outlook Data (April 2018).
2) Dallas Morning News.
3) U.S. Census Data, Mar-2018.
4) Forbes.
5) ERCOT: Monthly Generator Interconnection Status Report – February, 2019.
6) Axios Generate.
7) ERCOT January 2019 Load Forecast.
8) Federal Reserve Bank of St. Louis.
9) Transactions are subject to customary closing conditions and consents, including the approval by the PUCT.

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Oncor | Capital Plan Drives Projected Rate Base Growth

We improve lives, build communities and grow our state by providing safe, reliable and affordable electric service

2019–2023 Capital Plan ($B)[(1),(2)]
~$10.6 Billion



~$0.8
(7%)
~$4.0
(38%)
~$5.8
(55%)
Transmission
Distribution
Information Technology

Rate Base[(3)]



5-year CAGR ~8%
$12.6
$13.8
$15.2
$16.4
$17.6
$18.8
2018E
2019E
2020E
2021E
2022E
2023E

1) Capital forecasts are inclusive of both expansion and maintenance; forecasts may differ materially from actual spend based on needs of the business; capital plan does not include anticipated impacts from Oncor's potential acquisition of InfraREIT.
2) Represents 100% of Oncor's capital expenditures. For Sempra Energy, includes $7.4B of off-balance sheet capital representing Sempra's 80.25% indirect interest in Oncor, net of Sempra's capital contributions.
3) Year-end rate base represents 100% of Oncor, excludes CWIP, and is off-balance sheet for Sempra Energy. Rate base projections do not include anticipated impacts from Oncor's potential acquisition of InfraREIT. Actual results may differ materially.

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Oncor | Benchmarking Performance

Low Cost Provider in Texas


Total Residential Wires Charges
(ERCOT IOUs)[1]
$44.17
$53.40
$57.42
$58.55
$59.82
Oncor
Centerpoint
AEP North
TNMP
AEP Central

Key Facts[2]

- Top decile T+D O&M per MWh sold
- Top decile T+D gross plant in service
- Top decile gross asset base per customer
- One of the fastest customer and asset growth rates in the nation

Customer Profile

	Meter Count by Customer Class[3]	kWh Consumption by Customer Class[3]
Residential	~3,100,000 | 85%	36%
Commercial	~540,000 | 15%	38%
Industrial	~10,000 | < 1%	26%

After robust capital plan, Oncor is still projected to have among the lowest delivery rates of any investor-owned utility in Texas

1) As of March 1, 2019; based on 1,300 kWh monthly usage. Includes customer charges, volumetric charges, and non-bypassable charges.
2) Oncor data set includes two peer groups: 1.) Texas IOUs; 2.) IOUs with greater than 2M customers.
3) Data as of December 31, 2018.

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Oncor | Project Spotlight – Far West Texas



Permian Basin
Delaware Basin
Central Basin
Midland Basin

Transmission Infrastructure to Support West Texas Oil and Gas Production and Renewable Generation Growth

- The Far West Texas region (including Winkler, Ward, Reeves, Loving and Culberson Counties) is Oncor's fastest growing area in the Permian Basin
- From 2019 to 2021 projected to have over $700M of Oncor projects to serve this area, including over 300 miles of new transmission lines, dynamic reactive devices and associated station work[1]
- Supports load growth for the rapid economic expansion due to oil and natural gas production, processing and transportation
- Pathway for further renewable (wind and solar) generation growth and penetration in region



Project	Length	Estimated In Service Date
Riverton – Horsehead Draw – Sand Lake 138 kV Line	40 Miles	Dec. 2019
Odessa EHV – Riverton 345 kV Line	116 Miles	Dec. 2020
Riverton – Sand Lake 345 kV Line	40 Miles[1]	Dec. 2020
Sand Lake – Solstice 345 kV Line	44 Miles[1]	Dec. 2020
Horseshoe Springs – Owl Hills – Tunstill 138 kV Line	49 Miles[1]	May 2020
Quarry Field – Kyle Ranch – Riverton 138 kV Line	25 Miles[1]	May 2021

1) Estimated mileage due to pending CCN approval.

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Oncor | Project Spotlight – Arlington Entertainment District



Zone No. 1
Downtown
Zone No. 5
Entertainment District
30
Fielder
Davis
Division
Collins
Watson
Coope
New York



Investing in Redevelopment Activities in Core Areas
Similar Investments All Across Our System

- Arlington is home to the Texas Rangers, AT&T Stadium and UT Arlington
  - The development of the new Rangers baseball stadium in close proximity to the home of the Dallas Cowboys has prompted the development of a significant entertainment, dining and lodging district
- Arlington Entertainment District long-term load potential 100MW+
- Total projected investment: $30M - $40M
- Scope of Project
  - 22 miles of new | upgraded transmission lines
  - Significant distribution network additions, including new substation transformers
  - Application of state-of-the-art grid technologies
- Customer Benefits
  - Increased load serving capacity
  - Increased reliability from redundant electrical service and automated self-healing grid
  - Increased operational awareness from enhanced communications network

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Oncor | Project Spotlight – System Automation + Predictive Modeling

Investing in a Self-Healing Grid to Improve Reliability for Customers

- ~$600M project expected to be completed by 2026
- Distribution Automation (DA) is Smart Grid technology that allows individual devices to automatically sense local operating conditions to make adjustments that optimize performance
- Provides the ability to automatically identify faulted areas of the network and reroute power to quickly restore service
- DA technologies lead to increased reliability, greater situational awareness and advanced analytics on the distribution network

2026 Goals

- 100% of the Oncor grid projected to be equipped with some form of advanced distribution technology
- 80,000+ automated devices projected to be installed on Oncor's Distribution Grid
- Vast communication network of radio, fiber + cell modem technologies projected to be leveraged | installed to support this initiative

Predictive Modeling: Driving Value for Customers

- Uses meter data + other sources to identify potential facility loading | voltage issues, probable underground cable | transformer imminent failures, unauthorized distributed generation + other challenges before they impact the customer
- Predictive weather modeling used to strategically stage personnel, equipment + resources to increase response + restoration times after a storm
- Launched *Weather Current*, weather monitoring service for customers which includes helpful tips to educate importance of energy efficiency and safety around power lines and equipment, along with information to guard against potential storm and electricity hazards

	DA Deployment Plan thru 2026[1]		
	Current	Future	Total
Communicating FCIs	1,000	39,000	40,000
Reclosing Fuses	100	24,000	24,100
Intelligent Switches	500	2,500	3,000
Capacitors	4,000	12,000	16,000
Reclosers	700	1,300	2,000

1) All numbers rounded.

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Oncor | Path to Premier

Projected Earnings[1],[2]


$435M - $475M
$470M - $510M
2019
2020

Represents Sempra's share of Oncor earnings

Path to Premier

- Largest T+D in Texas
- Serving high growth areas including DFW Metroplex and Permian Basin
- ~$10.6B 2019-2023 capital plan[2],[3]
- Lowest rates of any IOU in ERCOT
- 2% premise growth with 1.5% load growth

1) Actual amounts may differ materially.
2) Does not include anticipated impacts from Oncor's potential acquisition of InfraREIT.
3) Represents 100% of Oncor's capital expenditures. For Sempra Energy, includes $7.4B of off-balance sheet capital representing Sempra's 80.25% indirect interest in Oncor, net of Sempra's capital contributions.

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Appendix 14Appendix 14

(1),(2) Oncor | 2019-2023 Capital Plan ~$ ~$ 110 0..6 6B 2019 – 2023 Capex Plan ($B) Transmission Expansion $4.9 Transmission Maintenance $0.9 Distribution Expansion $2.1 Distribution Maintenance $1.6 Automation $0.4 Information Technology $0.7 Total ~$10.6 1) Capital forecasts are inclusive of both expansion and maintenance; forecasts may differ materially from actual spend based on needs of the business; capital plan does not include anticipated impacts from Oncor’s potential acquisition of 15 InfraREIT. 2) Represents 100% of Oncor’s capital expenditures. For Sempra Energy, includes $7.4B of off-balance sheet capital representing Sempra’s 80.25% indirect interest in Oncor, net of Sempra’s capital contributions.(1),(2) Oncor | 2019-2023 Capital Plan ~$ ~$ 110 0..6 6B 2019 – 2023 Capex Plan ($B) Transmission Expansion $4.9 Transmission Maintenance $0.9 Distribution Expansion $2.1 Distribution Maintenance $1.6 Automation $0.4 Information Technology $0.7 Total ~$10.6 1) Capital forecasts are inclusive of both expansion and maintenance; forecasts may differ materially from actual spend based on needs of the business; capital plan does not include anticipated impacts from Oncor’s potential acquisition of 15 InfraREIT. 2) Represents 100% of Oncor’s capital expenditures. For Sempra Energy, includes $7.4B of off-balance sheet capital representing Sempra’s 80.25% indirect interest in Oncor, net of Sempra’s capital contributions.

Oncor | Incremental Capital Investments[1]

Potential investments incremental to 2019 - 2023 Capital Plan and beyond

Descriptions	Potential Incremental Investment ($M)[2]
Transmission Expansion ▪ Greenfield and brownfield projects supporting growth primarily in Dallas | Ft. Worth | West Texas ▪ Expected merchant plant interconnection growth	$425 – $500
Distribution Expansion ▪ New residential and business growth across Oncor's service territory ▪ Significant growth in West Texas oil and gas infrastructure	$175 – $325
Infrastructure Maintenance and Technology ▪ Facility upgrades and replacement of aging infrastructure (or aging equipment) ▪ Acceleration of grid technology programs ▪ Upgrade and improvement of IT and communications systems	$100 – $200
Total	$700 – $1,025

1) Each of these potential investments is subject to subsequent review by the PUCT and the amounts/results of the investments may differ materially from these estimates.
2) Represents 100% of Oncor's investment opportunities 2019-2023. Sempra Energy's 80.25% indirect interest would be off-balance sheet.

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Oncor | Constructive Regulatory Environment + Timely Recovery of Investments Transmission Cost of Service (TCOS) § Interim TCOS Update - twice per year § Reflects net new transmission investment and related depreciation, FIT and other taxes § Prudence review of capital expenditures deferred until next base-rate case § Typically approved within 45-60 days Distribution Cost Recovery Factor (DCRF) § Can file once per year; only between April 1-8 § Adjustments based on changes in the utility’s distribution-related investments § Prudence review of capital expenditures deferred until next base-rate case § Change in rates effective September 1 17Oncor | Constructive Regulatory Environment + Timely Recovery of Investments Transmission Cost of Service (TCOS) § Interim TCOS Update - twice per year § Reflects net new transmission investment and related depreciation, FIT and other taxes § Prudence review of capital expenditures deferred until next base-rate case § Typically approved within 45-60 days Distribution Cost Recovery Factor (DCRF) § Can file once per year; only between April 1-8 § Adjustments based on changes in the utility’s distribution-related investments § Prudence review of capital expenditures deferred until next base-rate case § Change in rates effective September 1 17

InfraREIT Acquisition | PUCT Timeline[1]

Date	Event
November 30, 2018	▪ Oncor, Sempra, and Sharyland filed Sale, Transfer and Merger (STM) Application
January 4, 2019	▪ Intervention Deadline
March 5, 2019	▪ Intervenor Direct Testimony
March 22, 2019	▪ Commission Staff Direct Testimony
April 10-12, 2019	▪ Hearing on the Merits (Austin, TX)
May 29, 2019	▪ 180th day after filing

1) Transactions are subject to customary closing conditions and consents, including the approval by the PUCT.

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